                                                                  EXHIBIT 10.18

                             FIRST AMENDMENT DATED
                               AS OF MAY 23, 1994
                         TO SECOND AMENDED AND RESTATED
                 CREDIT AGREEMENT DATED AS OF JANUARY 29, 1993

   THIS AMENDMENT, dated as of May 23, 1994, is entered into by and among IDEX CORPORATION, a Delaware corporation (the "Borrower"), the banking institutions (the "Banks") signatory to the hereinafter defined Agreement and CONTINENTAL BANK, N.A. ("Continental") as agent for the Banks (in such capacity, the "Agent").

                                   RECITALS:

   A. The Borrower, the Banks and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of January 29, 1993 (said Credit Agreement shall hereinafter be referred to as the "Agreement"; the terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement).

   B. The Borrower, the Banks and the Agent wish to amend certain provisions of the Agreement.

   C. Therefore, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

   1. AMENDMENTS TO THE AGREEMENT.

   1.1. Section 1.2. of the Agreement. Section 1.2. of the Agreement is hereby amended as of the date hereof by deleting the amount "$100,000,000" from the third line thereof and inserting the amount "$150,000,000" in lieu thereof.

   1.2 Section 1.3.(b) of the Agreement. Section 1.3.(b) of the Agreement is hereby amended as of the date hereof by deleting the amount "1/2 of 1%" from the sixth line thereof and inserting the amount "1/4 of 1%" in lieu thereof.

   1.3. Section 2.1. of the Agreement. Section 2.1. of the Agreement is hereby amended as of the date hereof by deleting the amount "$5,000,000" from the ninth line thereof and inserting the amount "$2,000,000" in lieu thereof.

   1.4.  Section 2.2. of the Agreement.   Section 2.2. of the Agreement is
hereby amended as of the date hereof by deleting the first sentence thereof and inserting the following sentence in lieu thereof:

   "All Loans made by each Bank shall be evidenced by a promissory note of Borrower which shall be in the form of Exhibit B attached hereto (herein, as endorsed, amended or otherwise modified or, in accordance with Section 11.12(a) or otherwise, replaced from time to time, called the "Notes"), dated the Second Amended and Restated Closing Date, or such replacement date, if applicable, payable to the order of such Bank in the principal amount of its Percentage of the then Total Commitment Amount, and in each case subject, however, to the provisions of such Notes to the effect that the principal amount payable thereunder at any time shall not exceed the then unpaid principal amount of all Loans evidenced thereby."

   1.5.  Section 3.1. of the Agreement.

     (a) Section 3.1. of the Agreement is hereby amended as of the date hereof by deleting the first sentence thereof and inserting the following sentence in lieu thereof:

     "All Loans shall be made and maintained as, or be converted into, Loans having a floating rate of interest for an undetermined period determined on the basis of the Reference Rate (herein called "Domestic Loans") or, at Borrower's election made in accordance with this Section, Loans having a fixed rate of interest for a determined period calculated on the basis of the Eurodollar Interbank Rate (Reserve Adjusted) (herein called "Eurodollar Loans"); provided, however, that there shall be no more than eight (8) Eurodollar Interest Periods outstanding at any one time."

     (b) Section 3.1. of the Agreement is hereby amended as of the date hereof by deleting the amount "$5,000,000" from the third line of subsection (a) thereof and inserting the amount "$2,000,000" in lieu thereof.


   1.6. Section 7.2.6. of the Agreement. Subsection 7.2.6.(a) of the Agreement is hereby amended as of the date hereof by deleting Subsection 7.2.6.(a) in its entirety and inserting the following in lieu thereof:

   "(a) Borrower will not at any time declare, pay or make any dividend or distribution of any shares of capital stock of any class of Borrower (other than dividends or distributions payable in its stock, or warrants to purchase its stock, or splitups or reclassifications of its stock into additional or other shares of its stock, or conversions from one class of common stock into another), or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption or other retirement of any shares, or of any options to purchase or acquire any shares, of capital stock of Borrower except, so long as both before and after giving effect to such payment, no Default shall occur and be continuing, Borrower may pay quarterly cash dividends on its Common Stock in an aggregate amount (for all such dividends in any Fiscal Year) not greater than 50% of the cumulative consolidated net earnings of Borrower and its Subsidiaries (commencing with Fiscal Year 1993), as reflected in the consolidated statements of income and cash flow delivered pursuant to Section 7.1.1 of this Agreement, beginning on January 1, 1993; provided, however, that in no event shall the aggregate amount of such dividends in any Fiscal Year exceed the Net Income for such Fiscal Year."

   1.7.  Section 10.1. of the Agreement.

     (a) Definition of "Applicable Eurodollar Rate Margin". Section 10.1 of the Agreement is hereby amended as of the date hereof by deleting the table in the definition of "Applicable Eurodollar Rate Margin" in its entirety and replacing it with the following table:


                                                                                      Operating Cash Flow
                                                                                      to Adjusted Interest
                                                                                         Expense Ratio
                                                                                      equal to or greater
                                                                    ------------------------------------------------------------
                                                                    less than         than 3.5, but less          equal to or
                                                                       3.5                than 4.0            greater than 4.0
                                                                    -----------      --------------------   --------------------
                         Funded             greater than .74          1.50                 1.50                   1.50
                     Indebtedness to
                         Funded          equal to or less than        1.50                 1.25                   1.25
                    Indebtedness Plus    .74, but greater than .60
                      Equity Ratio       equal to or less than        1.50                 1.25                   1.00
                                         .60, but greater than .50
                                         equal to or less than .50    1.25                 1.00                    .75



     (b)  Definition of "Applicable Standby Letter of Credit Fee".  Section
10.1 of the Agreement is hereby amended as of the date hereof by deleting the table in the definition of "Applicable Standby Letter of Credit Fee" and inserting the following table in lieu thereof:

                                                                                      Operating Cash Flow
                                                                                      to Adjusted Interest
                                                                                         Expense Ratio
                                                                  ---------------------------------------------------------------
                                                                                    equal to or greater than       equal to or
                                                                  less than 3.5      3.5, but less than 4.0      greater than 4.0
                                                                  -------------     ------------------------     ----------------
                         Funded             greater than .74           1.00                  1.00                   1.00
                     Indebtedness to
                         Funded          equal to or less than         1.00                   .75                   .75
                    Indebtedness Plus    .74, but greater than .60
                      Equity Ratio       equal to or less than         1.00                   .75                   .50
                                         .60, but greater than .50
                                         equal to or less than .50     1.00                   .75                   .50


  2. WARRANTIES. To induce the Agent and the Banks to enter into this Amendment, the Borrower warrants that:

   2.1. Authorization. The Borrower is duly authorized to execute and deliver this Amendment and the Replacement Notes (as hereinafter defined) and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby, and the Replacement Notes.

   2.2. No Conflicts. The execution and delivery of this Amendment and the Replacement Notes, and the performance by the Borrower of its obligations under the Agreement, as amended hereby, and the Replacement Notes, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or any Subsidiary or of any agreement binding upon the Borrower or any Subsidiary.

   2.3. Validity and Binding Effect. The Agreement, as amended hereby, is, and each of the Replacement Notes when duly executed and delivered will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.


  3. CONDITIONS PRECEDENT TO AMENDMENTS.  The amendments contemplated by
Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:

   3.1. Documentation. The Borrower shall have delivered to the Agent all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Agent:

     (a) Replacement Notes. Promissory notes of the Borrower (the "Replacement Notes"), each substantially in the form set forth as Exhibit A hereto delivered to the Agent for the account of each of the Banks in the full amount equal to such Lender's Commitment.

     Upon receipt of the Replacement Notes, each Bank will: (i) record the aggregate unpaid principal amount of such Bank's Note dated January 29, 1993 (the "Original Notes") issued under the Agreement in its records or, at its option, on the schedule attached to the Replacement Note issued to it as the aggregate unpaid principal amount of the Replacement Note issued to it; (ii) mark the Original Note issued to it as replaced by the Replacement Note; and
  (iii) return the Original Note issued to it to the Agent for delivery to the Borrower upon the Borrower's request. Thereafter, all references in the Agreement and any and all instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith to the Original Notes shall be deemed references to the Replacement Notes. The replacement of the Original Notes with the Replacement Notes shall not be construed (i) to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, the Original Notes outstanding at the time of replacement, or (ii) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payees of the Original Notes which has not otherwise been expressly released.

     (b) Borrower Resolutions. Copies for each Bank duly certified by the secretary or an assistant secretary of the Borrower, of (i) resolutions of the Borrower's Board of Directors authorizing or ratifying the execution and delivery of this Amendment and the Replacement Notes and authorizing the borrowings under the Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Amendment and the Replacement Notes.

     (c) Incumbency Certificate. Certificates for each Bank of the secretary or an assistant secretary of the Borrower certifying the names of the Borrower's officers authorized to sign this Amendment, the Replacement Notes and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

     (d) Opinion. An opinion of Latham & Watkins, special counsel to the Borrower, addressed to the Agent and the Banks, in substantially the form of Exhibit B hereto.

     (e) Certificate. A certificate of an Authorized Officer of the Borrower as to the matters set out in Sections 3.2 and 3.3 hereof.

     (f)  Other.  Such other documents as the Agent may reasonably request.


   3.2. No Default. As of the closing date hereof, no Default shall have occurred and be continuing.


   3.3. Warranties. As of the date hereof, the warranties in Article VI of the Agreement and in Section 2 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.


  4. GENERAL.

   4.1. Expenses. The Borrower agrees to pay the Agent, upon demand, for all reasonable expenses, including reasonable attorneys' and legal assistants' fees incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment, the Replacement Notes and any document required to be furnished therewith.

   4.2. Governing Law. This Amendment and the Replacement Notes shall each be deemed to be a contract made under and governed by the internal laws of the State of Illinois. For purposes of any action or proceeding involving this Amendment, Borrower hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Illinois and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Illinois, provided a reasonable time for appearance is allowed.

   4.3. Successors. This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and their successors and assigns.

   4.4. Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

   4.5. References to the Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference to the Agreement in any and all instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Agreement, as amended hereby.

   4.6. Effective Date. This Amendment shall become effective as of the date first written above upon the execution and delivery of counterparts of this Amendment by each of the Banks, the Guarantors and the Borrower.

   4.7. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                   IDEX CORPORATION,
                                   a Delaware corporation

                                   By:  /s/ Wayne P. Sayatovic
                                   Title:  Vice President - Finance

PERCENTAGE OF
TOTAL COMMITMENT

[22.5%]                            CONTINENTAL BANK N.A., as a Bank
                                         and as Agent

                                   By:  /s/ Bruce A. Simon
                                   Title:  Senior Vice President

[10.0%]                            BANK OF SCOTLAND

                                   By:  /s/ Catherine Oniffrey
                                   Title:  Vice President


[20.0%]                            NATIONAL CITY BANK

                                   By:  /s/ Frank F. Pagura
                                   Title:  Account Officer


[20.0%]                            PITTSBURGH NATIONAL BANK

                                   By:  /s/ William S. Richards
                                   Title:  Assistant Vice President


[12.5%]                            UNION BANK

                                   By:  /s/ Patrick M. Cassidy
                                   Title:  Vice President


[15.0%]                            UNITED STATES NATIONAL BANK
                                   OF OREGON

                                   By:  /s/ Timothy A. Miller
                                   Title:  Corporate Banking Credit Officer

  The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty Agreement shall remain in full force and effect and is hereby ratified and confirmed this 23rd day of May, 1994.




BAND-IT-IDEX, INC.                 VIKING PUMP, INC.

By:  /s/ Wayne P. Sayatovic        By:  /s/ Wayne P. Sayatovic
Title:  Vice President             Title:  Vice President



VIBRATECH, INC.                    WARREN RUPP, INC.

By:  /s/ Wayne P. Sayatovic        By:  /s/ Wayne P. Sayatovic
Title:  Vice President             Title:  Vice President



LUBRIQUIP, INC.                    CORKEN, INC.

By:  /s/ Wayne P. Sayatovic        By:  /s/ Wayne P. Sayatovic
Title:  Vice President             Title:  Vice President



STRIPPIT, INC.                     PULSAFEEDER

By:  /s/ Wayne P. Sayatovic        By:  /s/ Wayne P. Sayatovic
Title:  Vice President             Title:  Vice President

                                   EXHIBIT A

                                  FORM OF NOTE

$_______________                                                January 29, 1993
                                                         as amended and restated
                                                             as of May ___, 1994

  FOR VALUE RECEIVED, the undersigned, IDEX CORPORATION, a Delaware corporation (herein called "Borrower"), promises to pay to the order of _________________ (herein called "Bank") on June 30, 1999 the principal sum of ________________ DOLLARS ($___________) or, if less, the principal amount of all Loans made by Bank to Borrower from time to time pursuant to that certain Second Amended and Restated Credit Agreement, dated as of January 29, 1993 (herein, together with all amendments and other modifications, if any, thereafter from time to time made thereto, called the "Credit Agreement"), among (i) Borrower, (ii) Continental Bank N.A., as agent (herein in such capacity called "Agent") and individually, and (iii) the various banking institutions (including the Bank) as are, or may from time to time become, parties thereto.

  The unpaid principal amount of this Note from time to time outstanding shall bear interest as provided in Section 2.4 of the Credit Agreement.

  The making of all Loans, the length of any Eurodollar Interest Periods applicable to any Eurodollar Loans and all payments on account of the principal hereof may be endorsed by the holder hereof on the grid attached to this Note.

  All payments of principal and interest on this Note shall be payable in lawful currency of the United States of America at the office of Agent at 231 South LaSalle Street, Chicago, Illinois in same day or immediately available funds.

  This Note is a Note referred to in, and evidences indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments of principal of this Note and on which the indebtedness evidenced hereby may be declared to be or shall become immediately due and payable.

  Capitalized terms used herein without definition shall have the respective meanings provided in the Credit Agreement.

  This Note is a restatement of the indebtedness evidenced by, and is a replacement of, that certain Note of the undersigned dated January 29, 1993 in the face principal amount of $___________ payable to the order of Bank, and nothing contained herein or in the First Amendment to the Credit Agreement dated the date hereof shall be construed (i) to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, said Note outstanding at the time of its replacement by this Note, or (ii) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of said Note which has not otherwise been expressly released.

  THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                         IDEX CORPORATION,
                                      a Delaware corporation


                                      By:_______________________
                                      Title:____________________

                          LOANS AND PRINCIPAL PAYMENTS


- - -------------------------------------------------------------------------------------
                               Amount of       Unpaid
               Amount of       Principal     Principal                   Notation
Date           Loan Made        Repaid        Balance       Total         Made By
- - ----           ---------        ------        -------       -----         -------

- - -------------------------------------------------------------------------------------

- - -------------------------------------------------------------------------------------

- - -------------------------------------------------------------------------------------

- - -------------------------------------------------------------------------------------

- - -------------------------------------------------------------------------------------

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- - -------------------------------------------------------------------------------------

                                   EXHIBIT B


                           FORM OF OPINION OF SPECIAL
                            COUNSEL TO THE BORROWER



To:  Continental Bank N.A., as Agent for the Banks
     231 South LaSalle Street
     Chicago, Illinois 60697

     Each Bank party to the Agreement referred to below

Ladies and Gentlemen:

  We have acted as special counsel for IDEX Corporation, a Delaware corporation (the "Borrower") in connection with a First Amendment dated as of May ___, 1994 (the "Amendment") to the Credit Agreement dated as of January 29, 1993, entered into between the Borrower, you, as Agent and as a Bank, and the banking institutions signatory thereto (the "Agreement"), and the transactions and other documents and instruments described therein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Amendment.

  In so acting, we, as counsel for the Borrower, have made such factual inquiries, and we have examined or caused to be examined such questions of law, as we have considered necessary or appropriate for the purposes of this opinion and, upon the basis of such inquiries and examinations, advise you that, in our opinion:

  1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

  2. The Borrower has full corporate power and authority to enter into the Amendment. The Borrower has full corporate power and authority to perform its obligations under the Agreement, as amended by the Amendment, and under the Replacement Notes.

  3. The execution and delivery of the Amendment and the Replacement Notes, the performance by the Borrower of its obligations under the Agreement, as amended by the Amendment, and under the Replacement Notes, and the borrowings by the Borrower under the Agreement, as amended by the Amendment, have been duly authorized by all necessary corporate action, and the Amendment and the Replacement Notes have been duly executed and delivered on behalf of the Borrower and constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

  4. None of the execution and delivery of the Amendment by Borrower, and the compliance with and performance of the terms and conditions thereof by Borrower on or prior to the date hereof (A) conflicts with, results in a breach or violation of, or constitutes a default under, any of the terms, conditions or provisions of (x) the Certificate of Incorporation or Bylaws of Borrower, (y) any term of any material indenture, loan agreement or other Instrument evidencing borrowed money, or any material order, writ, judgment or decree, in each case known to us, to which Borrower is a party or by which any of Borrower's properties or assets are bound, or (z) any Illinois or United States federal statute, rule or regulation or the General Corporation law of Delaware, or (B) results in the creation of any Security Interest upon any of the properties or assets of Borrower under any agreement referred to in clause (y) above.

  5. Neither the making of the Amendment or the Replacement Notes nor performance of the Agreement, as amended by the Amendment, or the Replacement Notes nor the borrowing under the Agreement, as amended by the Amendment, requires the consent or approval of any governmental instrumentality.

   Our opinions in paragraph 3 above as to the enforceability of the agreements referred to therein are subject to (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to our limiting creditor's rights generally, (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law, (iii) public policy considerations or court decisions which may limit the rights of Banks or Agent to obtain certain indemnifications, and (iv) court decisions limiting enforceability to circumstances in which there is a material breach of a material provision of an agreement.


                               Very truly yours,